SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

TECHNOLOGY PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Technology Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The references to Vishal Saluja and Sushil Wagle in the table in the Management subsection are replaced with the following:

Shekhar Pramanick, Technology Team Member	Since 2013
Sanjay Devgan, Technology Team Member	Since 2013